SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 25, 1996


                  BEAR STEARNS MORTGAGE SECURITIES INC.
         Mortgage Pass-Through Certificates, Series 1996-1
        (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)

Item 5.   Other Events.


     A distribution was made to the Certificateholders of the Bear Stearns Mortgage Securities, Inc. Mortgage Pass-Through Certificates,Series 1996-1, on April 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 23, 1996, between and among Bear Stearns Mortgage Securities Inc., as Depositor, ICI Funding Corp., as Master Servicer and Seller, and Bankers Trust Company of California, N.A., as Trustee.



Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits:

          (28.2) April 25, 1996 - Information on Distribution to Certificateholders




                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Dated:  May 6, 1996            By:  /S/William J. Mortgoris
                                    William J. Montgoris
                                    Treasurer and Secretary






                    BEAR STEARNS MORTGAGE SECURITIES INC.

                              FORM 8-K

                            CURRENT REPORT

                             Exhibit Index





   Exhibit No.              Description

   (28.2)                   April 25, 1996 - Information on
                            Distribution to Certificateholders